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Exhibit 32.1

Certification Pursuant to
18 U.S.C. Section 1350

        In connection with the Quarterly Report on Form 10-Q of VWR Funding, Inc. (the "Company") for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John M. Ballbach, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to the § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2007

/s/ JOHN M. BALLBACH
Name: John M. Ballbach Title: Chairman, President and Chief Executive Officer

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  Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350